UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2007
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ENERGETICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0001082431 (Commission File Number)	650963621 (I.R.S. Employer Identification No.)

500 Throckmorton Street, Suite 1905 Fort Worth, Texas (Address of principal executive offices)	76102 (Zip Code)

Registrant’s telephone number, including area code: (817) 870-0160

Global Business Services, Inc.
261 S. Robertson Blvd., Beverly Hills, California 90211
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.141-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01 Amendments to Articles of Incorporation or Bylaws.

On November 9, 2007, the Company amended its Certificate of Incorporation to change its name from “Global Business Services, Inc.” to "Energetics Holdings, Inc.."

A copy of the Certificate of Amendment to the Company's Certificate of Incorporation is being filed as an exhibit to this report and is incorporated by reference into this Item 1.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ RODNEY PETERSON RODNEY PETERSON, PRESIDENT AND CHIEF EXECUTIVE OFFICER